Exhibit 32.1

CERTIFICATION OF CHIEF ADMINISTRATIVE

OFFICER REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, Steven A. Schumm, the Chief Adminstrative Officer of the Enstar Income/Growth Program Five-B, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

    fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven A. Schumm
Steven A. Schumm
Chief Adminstrative Officer
August 13, 2003